UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2008

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

840 W. Long Lake Rd., Suite 601 Troy, Michigan	48098
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (248) 519-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On March 20, 2008, Noble International, Ltd. (the “Company”) entered into a Sixth Amendment to Sixth Amended and Restated Credit Agreement and Waiver (the “Sixth Amendment”), which amended the Company’s Sixth Amended and Restated Credit Agreement dated as of December 11, 2006 with Comerica Bank (the “Bank”), as lender, Lead Arranger and Administrative Agent for itself and other lenders (the “Lenders”) party thereto (previously filed with the Company’s annual report on Form 10K filed with the Securities and Exchange Commission on March 28, 2007) (the “Credit Agreement”), as amended by the First Amendment to Sixth Amended and Restated Credit Agreement dated March 14, 2007 (previously filed as Exhibit 10.25 to the Company’s Annual Report on Form 10KA filed on April 30, 2007), the Second Amendment to Sixth Amended and Restated Credit Agreement dated March 28, 2007 (previously filed as Exhibit 10.26 to the Company’s Annual Report on Form 10KA filed on April 30, 2007), the Third Amendment to Sixth Amended and Restated Credit Agreement dated May 8, 2007 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 14, 2007), the Fourth Amendment to Sixth Amended and Restated Credit Agreement dated as of August 24, 2007 (previously filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed November 9, 2007) and the Fifth Amendment to Sixth Amended and Restated Credit Agreement dated as of November 2, 2007 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 7, 2007). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended.

The Sixth Amendment modified the Credit Agreement to, among other things, (i) permit the Company to incur subordinated debt in the amount of $50.0M as part of a convertible debt financing with ArcelorMittal S.A. (as previously described in the Company’s Current Report on Form 8-K filed March 20, 2008), (ii) reduce the repayment of principal amounts under the Term Loan from quarterly installments of $3,250,000 to quarterly installments of $1,250,000 each and change the maturity date of the Term Loan to October 15, 2010, (iii) revise the levels of certain financial covenants and ratios, including the Consolidated Senior Debt to EBITDA Ratio and the Consolidated EBITDA to Interest Ratio, (iv) delete a covenant to maintain a certain minimum Unused Revolving Credit Availability, and (v) reduce the amount of Investments, intercompany loans or advances and additional Subordinated Debt permitted without consent of the Majority Lenders under the Credit Agreement. The Sixth Amendment also confirmed the requisite Lenders’ waiver of any Default or Event of Default of Sections 7.11 and 7.12(b) of the Credit Agreement for the fiscal quarter ended December 31, 2007 as described in the Limited Waiver Letter dated February 15, 2008 and included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 20, 2008. The Sixth Amendment and the modifications set forth therein were effective as of March 20, 2008.

This description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the Sixth Amendment, which is filed as an exhibit to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. Terms not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable.

(c)	Exhibits

10.1 Sixth Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement and Waiver dated March 20, 2008.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation
(registrant)

March 26, 2008	By:	/s/ Andrew J. Tavi
Andrew J. Tavi
Vice President and General Counsel-N.A.

EXHIBIT INDEX

No.	Description of Exhibit
10.1	Sixth Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement and Waiver dated March 20, 2008.

5